SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                          July 9, 2004 (June 28, 2004)
                          ---------------------------


                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-9224                   56-2346563
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


 200 West 57th Street, Suite 507
        New York, New York                                              10019
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(Address of Principal Executive Offices)                              (Zip Code)



                                  212-977-2200
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)



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Item 5. Other Information
-------------------------

On June 28, 2004, the Company appointed Anthony S. Conigliaro, the Company's Chief Financial Officer, to its Board of Directors pursuant to a resolution duly adopted by its Board of Directors to serve until the Company's next Annual Meeting of Shareholders. Mr. Conigliaro's business background is as set forth in the Company Form 10-KSB for the year ended December 31, 2003.

In addition, on June 30, 2004, Carol L. Gutowski resigned from the Company's Board of Directors.

Accordingly, the Board of Directors of the Company currently consists of the following individuals:

                    George W. Benoit, Chairman

                    Michael J. Gutowski

                    Larry M. Reid

                    Joseph G. Anastasi

                    Charles W. Currie

                    David W. Dube

                    Anthony S. Conigliaro

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CNE GROUP, INC.



Date:  July 9, 2004                             By:    /S/Anthony S. Conigliaro
       ------------                                  ---------------------------
                                                     Anthony S. Conigliaro,
                                                     Chief Financial Officer